LOAN AND SECURITY AGREEMENT




                                 BY AND BETWEEN


                                  IMPERIAL BANK

                                       AND

                         ARIZONA INSTRUMENT CORPORATION




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                                TABLE OF CONTENTS
                                                                        Page

SECTION 1                  RECITALS.......................................1
         1.1      Loans...................................................1

SECTION 2                  DEFINITIONS AND MISCELLANEOUS PROVISIONS.......1
         2.1      Additional Equity.......................................1
         2.2      Advance.................................................1
         2.3      Authorized Signators....................................1
         2.4      Borrowing Base..........................................1
         2.5      Borrowing Base Certificates.............................1
         2.6      Business Days...........................................1
         2.7      Collateral..............................................2
         2.8      Commitment Fee..........................................2
         2.9      Computation of Rates....................................2
         2.10     Corporate Documents.....................................2
         2.11     Current Ratio...........................................2
         2.12     Debt....................................................2
         2.13     Debt-to-Tangible Net Worth Ratio........................2
         2.14     Default Rate............................................2
         2.15     EBITDA..................................................2
         2.16     Effective Date..........................................2
         2.17     Eligible Account........................................2
         2.18     Event(s) of Default.....................................2
         2.19     Fiscal Quarter..........................................2
         2.20     Fiscal Year.............................................2
         2.21     Fixed Assets............................................3
         2.22     GAAP....................................................3
         2.23     Governmental Account....................................3
         2.24     Governmental Account Debtor.............................3
         2.25     Governmental Authority..................................3
         2.26     Interest Coverage Ratio.................................3
         2.27     Interest Rate...........................................3
         2.28     Legal Requirements......................................3
         2.29     Lien....................................................3
         2.30     Loan....................................................4
         2.31     Loan Documents..........................................4
         2.32     Loan Proceeds...........................................4
         2.33     Maturity Date...........................................4
         2.34     Maximum Available Amount................................4
         2.35     Note....................................................4
         2.36     Obligations.............................................4
         2.37     Person..................................................4
         2.38     Primary Business........................................4

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         2.39     Prime Rate...............................................4
         2.40     Related Person(s)........................................4
         2.41     Security Documents.......................................5
         2.42     Subsidiary...............................................5
         2.43     Tangible Net Worth.......................................5
         2.44     UCC Definitions..........................................5
         2.45     UCC-1's..................................................5

SECTION 3                  BASIC TERMS OF LOANS............................5
         3.1      Loan.....................................................5

SECTION 4                  CLOSING.........................................6
         4.1      Conditions to Closing Agreement..........................6

SECTION 5                  GENERAL ADVANCE AND REPAYMENT PROCEDURES........8
         5.1      Requests for Advances....................................8
         5.2      All Advances Evidenced and Secured By Loan Documents.....8
         5.3      Withholding from Advance.................................8
         5.4      Advance Without Waiver or Release/Protective Advances....8
         5.5      Payment of Disputed Amounts..............................9
         5.6      Statements...............................................9

SECTION 6                  SECURITY AGREEMENT AND COLLATERAL...............9
         6.1      Security for Obligations.................................9
         6.2      Security Documents.......................................9
         6.3      Lender's Duty Regarding Collateral......................10
         6.4      Borrowers' Duties Regarding Collateral..................10
         6.5      Lien Waivers............................................11
         6.6      Power of Attorney.......................................11
         6.7      Collections.............................................12
         6.8      Collateral Inspections..................................12

SECTION 7                  REPRESENTATIONS AND WARRANTIES.................12
         7.1      Recitals................................................12
         7.2      Status of Borrower......................................12
         7.3      Ownership of Assets and Conduct of Business.............12
         7.4      Authority to Enter Transaction; Valid and Binding
                    Obligation............................................12
         7.5      No Breach or Default Under Other Instruments or
                    Agreements............................................12
         7.6      No Actions, Suits or Proceedings........................13
         7.7      Financial Condition.....................................13
         7.8      Taxes...................................................13
         7.9      Licenses, Permits and Approvals.........................13
         7.10     Survival of Representations and Warranties..............13
         7.11     Purpose of Loan.........................................13

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SECTION 8                  COVENANTS......................................14
         8.1      Insurance...............................................14
         8.2      Information.............................................14
         8.3      Litigation..............................................14
         8.4      Indemnification of Lender...............................14
         8.5      Use of Advances; Payment of Costs and Expenses
                  Relating to Collateral..................................15
         8.6      Licenses, Permits and Bonds; Management.................15
         8.7      Further Documents or Acts...............................15
         8.8      Lender's Costs and Fees.................................16
         8.9      Change in Fiscal Year or Accounting Methods.............16
         8.10     Amendments to Articles..................................16

SECTION 9                  FINANCIAL AND RELATED REQUIREMENTS.............17
         9.1      Books and Records.......................................17
         9.2      Miscellaneous Financial Covenants and Requirements......17
         9.3      Taxes and Other Liabilities.............................17

SECTION 10        EVENTS OF DEFAULT AND REMEDIES..........................17
         10.1     Events of Default.......................................17
         10.2     Remedies by Lender......................................18
         10.3     Cure Period.............................................19

SECTION 11        MISCELLANEOUS...........................................19
         11.1     Term of Agreement.......................................19
         11.2     Participation...........................................20
         11.3     Ratification of Loan Documents; Integration; Amendments.20
         11.4     Cumulative Rights.......................................20
         11.5     Governing Law and Venue.................................20
         11.6     Waivers by Borrowers....................................21
         11.7     Waivers by Lender.......................................21
         11.8     Time of the Essence.....................................21
         11.9     Successors and Assigns; No Third Party Beneficiaries....21
         11.10    Construction of Agreement...............................21
         11.11    Severability; Partial Invalidity........................22
         11.12    Time Periods............................................22
         11.13    Incorporation of Recitals and Exhibits..................22
         11.14    Relationship Among Parties..............................22
         11.15    Assignment of Borrower's Rights.........................23
         11.16    Further Documents and Acts..............................23
         11.17    Interest Limit..........................................23
         11.18    Mortgage Brokers........................................23

SECTION 12        NOTICES.................................................24
         12.1     Notices.................................................24


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         12.2     Confidentiality.........................................24
         12.3     Reference Provision.....................................25




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                           LOAN AND SECURITY AGREEMENT

         THIS  LOAN  AND  SECURITY  AGREEMENT   ("Agreement")  is  executed  and
delivered as of June 30, 1998, by and between:

                  (a)      IMPERIAL BANK (hereinafter referred to as "Lender");

                  (b) ARIZONA INSTRUMENT CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower").


                                    SECTION 1

                                    RECITALS

         1.1 LOANS. Borrower has applied to Lender for a $2,000,000 revolving loan for the purposes described in Section 3.1(b).

                                    SECTION 2

                    DEFINITIONS AND MISCELLANEOUS PROVISIONS

         2.1 ADDITIONAL EQUITY. See Addendum A attached hereto.

         2.2 ADVANCE. Shall mean an advance of Loan Proceeds to Borrower or at Borrower's direction.

         2.3 AUTHORIZED SIGNATORS. Shall mean George G. Hays and/or Walfred Raisenan.

         2.4 BORROWING BASE. Shall mean at any relevant time 75% of the balance due on Eligible Accounts.

         2.5 BORROWING BASE CERTIFICATES. Shall mean Borrowing Base Certificates executed by Borrower in the form attached hereto as EXHIBIT A, which reflects the status of Eligible Accounts as of 5:00 p.m. on the last Business Day of the immediately preceding month period. On the 30th day of each calendar month, a Borrowing Base Certificate shall be submitted reflecting the status of eligible accounts as of 5:00 p.m. on the last Business Day of the immediately preceding month.

         2.6 BUSINESS DAYS. Those days (other than Saturdays) when Lender's home office in Los Angeles, California is open to the public for the general conduct of its banking business.

         2.7 COLLATERAL. As described in EXHIBIT B attached hereto and made a part hereof.
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         2.8 COMMITMENT FEE. Shall mean $10,000,  payable in equal  installments of $2,500 each. The first installment shall be paid on the Effective Date and the remaining installments shall be paid on September 30, 1998, December 31, 1998, and March 31, 1999.

         2.9 COMPUTATION OF RATES. At the option of Lender, any obligation of Borrower to pay interest on any of the Obligations may be computed on the basis of actual days elapsed and tables utilizing 360-day years.

         2.10 CORPORATE DOCUMENTS. Borrower's: (a) Articles of Incorporation (as amended); (b) Bylaws; and (c) Corporate Resolutions authorizing the transactions contemplated herein.

         2.11     CURRENT RATIO.  See Addendum A attached hereto.

         2.12 DEBT. Shall mean all unsubordinated liabilities according to GAAP.

         2.13 DEBT-TO-TANGIBLE NET WORTH RATIO. See Addendum A attached hereto.

         2.14 DEFAULT RATE. The applicable interest rate shall be increased by five hundred basis points (500) per annum at any time that an Event of Default has occurred.

         2.15 EBITDA. Shall mean the Borrower's net profit before taxes plus interest expense plus depreciation expense plus amortization expense (all in accordance with GAAP).

         2.16 EFFECTIVE DATE. The Business Day, if any, on which all of the requirements of Section 4 hereof have been satisfied.

         2.17 ELIGIBLE ACCOUNT. See Addendum A attached hereto.

         2.18 EVENT(S) OF DEFAULT. Shall have the meaning provided in Section (10.1) hereof.

         2.19 FISCAL  QUARTER.  Shall mean any of the  following 3 month periods
(a) January, February and March; (b) April, May and June; (c) July, August and September; or (d) October, November and December.

         2.20 FISCAL YEAR. Shall mean the twelve-month period ending on December 31 of any given year.

         2.21 FIXED ASSETS. Shall mean all assets of Borrower which are items of equipment having useful lives extending beyond the then current Fiscal Year.

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         2.22 GAAP.  Generally accepted  accounting  principles set forth in the
Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, and in Statements of the Financial Accounting
Standards Board, or in such other statement by such other body as may be approved by a significant segment of the public accounting profession, which are applicable in the circumstances as of the relevant date. The requirement contained in certain provisions of this Agreement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in the preceding period(s). Except and as to the extent otherwise expressly provided in this Agreement, all accounting terms shall have the meanings provided by GAAP.

         2.23 GOVERNMENTAL ACCOUNT. An account which is generated incident to materials sold or leased to (a) U.S. Federal Government or any agency or instrumentality thereof; or (b) any state, city, county or other municipality or any political subdivision or agency thereof.

         2.24 GOVERNMENTAL ACCOUNT DEBTOR. An account debtor which is (a) the U.S. Federal Government or any agency or instrumentality thereof; or (b) a state, city, county or other municipality or any political subdivision or agency thereof.

         2.25 GOVERNMENTAL AUTHORITY. The United States of America, any state, county or municipality, and any political subdivision of any of the foregoing, and any agency, department, commission, district, board, bureau or instrumentality of any of the foregoing, which now or hereafter has jurisdiction over Borrower or all or any portion of the Collateral.

         2.26 INTEREST COVERAGE RATIO. See Addendum A attached hereto.

         2.27  INTEREST  RATE.  Shall mean the Prime Rate PLUS 150 basis points.

         2.28 LEGAL REQUIREMENTS. Any valid and enforceable laws, ordinances, orders, decrees, rules, regulations or requirements of any Governmental Authority and any requirements, terms or conditions contained in any leases or other writings now or in the future affecting all or any portion of the Collateral.

         2.29 LIEN. Any deed of trust, mortgage, pledge, security interest, encumbrance, judgment or tax lien, or other lien or encumbrance or charge of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of any agreement, financing statement, mortgage, deed of trust, judgment, tax lien or other similar form of public notice under the laws of any jurisdiction).

         2.30 LOAN. A $2,000,000 loan evidenced by the Loan Documents, and all amendments, modifications, increases, decreases, renewals and/or extensions of any one or more of the foregoing.

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         2.31 LOAN DOCUMENTS.  This Agreement, the Note, all Security Documents,
and any other documents executed in connection with the Loan.

         2.32 LOAN PROCEEDS. Shall mean all funds from any Loan advanced to any Borrower, or to a third party on behalf of Borrower.

         2.33 MATURITY DATE. Shall mean the three hundred sixty-fourth (364th) day after the Effective Date.

         2.34  MAXIMUM  AVAILABLE   AMOUNT.   Shall  mean  the  LESSER  OF:  (a)
$2,000,000; and (b) the Borrowing Base.

         2.35 NOTE. A fully executed promissory note in the form attached hereto as EXHIBIT C.

         2.36 OBLIGATIONS. Shall have the meaning provided in Section (6.1) hereof.

         2.37 PERSON. Shall mean an individual, partnership, corporation "including a business trust", limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         2.38 PRIMARY BUSINESS. Borrower's designs, manufactures and markets precision instruments for industrial process control, health and safety, and environmental applications.

         2.39 PRIME RATE. The Prime Rate is the rate of interest publicly announced from time to time by Lender as its Prime Rate. The Prime Rate is set based on various factors, including Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Lender may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Prime Rate.

         2.40 RELATED PERSON(S). Any insider or affiliate (or insider or affiliate of any such insider or affiliate) of Borrower, determined by assuming that Borrower or other affiliate or insider was a "debtor" as defined in Section 101 of the federal Bankruptcy Code at the time of determination of Related Person status. For purposes of the preceding sentence, the terms "affiliate" and "insider" shall have the meanings provided for those terms by Section 101 of the federal Bankruptcy Code and does NOT include any officer of Borrower that is not also an owner of stock in Borrower.

         2.41 SECURITY DOCUMENTS. The writings described in Section 6 hereof, as they may hereafter be amended, modified and/or supplemented, and all other writings now or

                                        4
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hereafter executed to create,  evidence and/or perfect any Lien(s) to secure the
Obligations or any portion(s) thereof.

         2.42 SUBSIDIARY. Any corporation in which Borrower at any time owns or controls, directly or indirectly, more than fifty percent (50%) of the outstanding stock having by its terms ordinary voting power to elect a majority of board of directors of such corporation.

         2.43 TANGIBLE NET WORTH. See Addendum A attached hereto.

         2.44 UCC DEFINITIONS. The terms "inventory," "documents," "equipment," "accounts," "account debtors," instruments," "chattel paper," "general intangibles," "deposit accounts," "proceeds" and "good faith," when used in this Agreement or any writing executed in connection with or referred to in this Agreement, shall have the same meanings as are provided in the Arizona Uniform Commercial Code in effect on the date of this Agreement for such terms (notwithstanding any other or different statutory definitions in any other state(s) in which any inventory or lessor or lessee may be located); provided that the term "deposit accounts" shall include certificates of deposit and any other credit balances of any nature in or with any financial institution.

         2.45 UCC-1'S. Those Uniform Commercial Code Financing Statements, Forms UCC-1, executed by Borrower, and all extensions, amendments and renewals thereof.

Certain additional terms used herein shall have the meanings provided in Section (11.10) of this Agreement.

                                    SECTION 3

                              BASIC TERMS OF LOANS

         3.1 LOAN.

         (a) NATURE OF LOAN. The Loan is a revolving line of credit. Therefore, all or any part of the Loan that has been repaid by Borrower may be re-advanced so long as there has not occurred an Event of Default which is continuing.

         (b) ADVANCES. Subject to the provisions of this Agreement, Borrower shall, at any time prior to the Maturity Date, be entitled to request, and Lender shall be obligated to make, Advances hereunder upon demand provided all terms, conditions and provisions hereof are fully complied with incident to each such Advance. Advances requested by Borrower may only be used for working capital purposes and capital expenditures, which may include the payment of any amounts outstanding on the Loan.

         (c) ADVANCE LIMITATIONS. Notwithstanding any conflicting provision of this Agreement, or any of the other Loan Documents, Lender shall have no obligation to (but may at its sole option and its absolute discretion) make any requested Advance from the
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Loan at any time that the  outstanding  principal  balance  of the  indebtedness evidenced by the Note exceeds (or if such Advance would cause such principal balance to exceed) the Maximum Available Amount.

         (d) PRINCIPAL AND INTEREST. Borrower shall tender to Lender accrued but unpaid interest computed at the Interest Rate (in arrears), on all sums outstanding under the Loan on the first day of each calendar month following the Effective Date until the Maturity Date, at which time all outstanding principal and unpaid interest shall be due and payable.

         (e) MANDATORY PRINCIPAL REDUCTION. Without notice or demand, if the sum of the outstanding principal balance of the Loan shall at any time exceed the Maximum Available Amount, the Borrower shall immediately repay Advances to the extent necessary to reduce the sum of the outstanding principal balance of the Loan to the Maximum Available Amount.

         (f) MATURITY. The Loan shall become fully due and payable and no further Advances shall be available on or after the Maturity Date.


                                    SECTION 4

                                     CLOSING

         4.1 CONDITIONS TO CLOSING AGREEMENT. The obligation of Lender to enter into this Agreement and each and every Advance under the Loan, is expressly subject to the following conditions precedent, all of which shall have been satisfied on or before the Effective Date:

         (a)  Borrower  shall  have  executed  and  delivered  (or  caused to be
executed  and  delivered)  to  Lender  the  following  writings,   all  in  form
satisfactory to Lender:

         (1) this Agreement;

         (2) the Note;

         (3) UCC financing statements;

         (4) Landlord Lien Waiver (if applicable);

         (5) Patent Collateral Assignment; and

         (6) any other documents which Lender may reasonably require or request in accordance with this Agreement or the other Loan Documents.

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
         (b) Borrower, at its expense, shall have obtained and delivered to Lender the following items, all of which shall be in form and content satisfactory to Lender and subject to approval in writing by Lender:

          (1) Any Corporate Documents or amendments thereto not previously delivered to Lender;

          (2)  Borrower  shall  deliver  to  Lender  the  following   additional
               organizational documents:

               a.   Certificate of Good Standing for the Borrower; and

               b. Any other organization documents and/or verifications of authority, consents and existence as Lender may require in its sole and exclusive discretion;

          (3) Such other documents and items as Lender may reasonably request, including, without limitation, an opinion of Borrower's counsel in a form acceptable to Lender.

         (c) All representations and warranties by Borrower shall remain true and correct, and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

         (d) Lender shall have completed such examinations and/or audits of the Collateral as Lender deems necessary in its sole and absolute discretion and Lender shall have received from Borrower a corresponding collateral audit examination fee of $3,000.00.

         (e) Lender shall have obtained a first priority security interest in the Collateral.

         (f) Lender shall have received the first installment of the Commitment Fee.

         (g) All outstanding debt of Borrower to Silicon Valley Bank shall be repaid.

         (h) Borrower shall pay all of Lender's costs and fees related to the Loan.

                                    SECTION 5

                    GENERAL ADVANCE AND REPAYMENT PROCEDURES

         5.1 REQUESTS FOR ADVANCES. Subject to the provisions of Section 3.1, Lender shall make Advances under the Loan at the request of Borrower upon receipt of appropriate requests therefor signed by Authorized Signators in a form reasonably
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satisfactory  to Lender,  together  with such  information  and writings as this
Agreement may require to obtain such Advances under the Loan. The Borrower shall give Lender at least one (1) Business Day's prior notice of any request for an
Advance.   All  requests  for  Advances  shall:   (a)  contain  the  appropriate
information required by Section 3.1 hereof; and (b) clearly identify any amounts requested for payment. Except as may be otherwise specifically provided in this Agreement, Borrower may request any Advance.

         5.2 ALL ADVANCES EVIDENCED AND SECURED BY LOAN DOCUMENTS. All Advances made by Lender pursuant to this Agreement and all other Obligations, whether arising from Advances made by Lender under this Agreement, costs incurred by Lender for purposes of preserving or protecting the Collateral pursuant to any of the Security Documents, costs incurred by Lender in collecting any portion of the Obligations or in enforcing any of its rights under any of the Loan
Documents or any other amounts that Borrower are obligated to pay to Lender pursuant to the Loan Documents, shall be evidenced by the relevant Note and secured by the Security Documents.

         5.3 WITHHOLDING FROM ADVANCE. Upon the occurrence of an Event of Default, Lender is expressly authorized to withhold from any Advance under this Agreement, or on account of subsequently discovered evidence, withhold from any later Advance, or require Borrower to repay to Lender any earlier such Advance or portion thereof, as Lender in its discretion considers necessary to protect Lender from loss on account of any obligation required by this Agreement to have been performed by Borrower that has not been performed. Subject to the other provisions of this Agreement, any amount so withheld or repaid shall be disbursed after the basis for such withholding has been cured. The determination of such cure shall be in Lender's sole and absolute discretion.

         5.4 ADVANCE WITHOUT WAIVER OR RELEASE/PROTECTIVE ADVANCES. At any time that an uncured Event of Default exists, Lender may at its sole option make Advances from the Loan in payment of taxes, assessments, liens or encumbrances existing against any of the Collateral, and any charges and expenses that are the obligation of Borrower under any of the Loan Documents. Although Lender shall have no obligation to make any Advance under this Agreement unless and until all of the relevant conditions set forth herein have been fulfilled, Lender, in its sole discretion, may make such Advance prior to that time without waiving or releasing any of the requirements or conditions of this Agreement; but Borrower shall continue to be strictly obligated and subject thereto, and all such conditions shall nevertheless be strictly and punctually fulfilled; and, notwithstanding any such disbursement, Lender, at its discretion, may discontinue any further Advances at any time until all of the relevant conditions of this Agreement have been strictly fulfilled. Notwithstanding what may otherwise be provided herein, Lender shall not make Advances in payment of taxes, assessments, liens or encumbrances; PROVIDED that Borrower is then contesting such item AND Borrower has provided a bond or other form of additional security acceptable to Lender (in its sole and absolute discretion) which when liquidated would provide enough cash to satisfy all obligations of Borrower under such item including, without limitation, interest, penalties, costs and fees.
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         5.5 PAYMENT OF DISPUTED  AMOUNTS.  In the event of any dispute that, in the good faith opinion of Lender, may endanger the fulfillment of any condition or covenant contained herein, Lender may agree to make Advances for the account of Borrower without prejudice to Borrower's rights, if any, to recover said funds from the party to whom paid. All sums paid or agreed to be paid pursuant to such agreement shall be for the account of Borrower, and shall constitute Advances pursuant to Section (5.4).

         5.6 STATEMENTS. At least five (5) days prior to the end of each calendar month, Lender may send to Borrower monthly interest billings or statements by regular first class United States mail setting forth the accrued and unpaid balances of principal and interest due on the Loan, and Borrower agrees to advise Lender with reasonable promptness if Borrower is aware of any errors therein.

                                    SECTION 6

                        SECURITY AGREEMENT AND COLLATERAL

         6.1 SECURITY FOR OBLIGATIONS. As security for the payment and performance of the Note, the Loan, and Borrower's obligations under this Agreement and the Security Documents and all other present and future debts, obligations and liabilities of any nature whatsoever of any one or more of Borrower to Lender, and all modifications, renewals, replacements and extensions thereof (collectively the "Obligations"), Borrower hereby assigns to Lender and grants to Lender a first priority security interest in all of the Collateral. Borrower will execute any security agreements, collateral assignments, financing statements for filing and/or recording and any other Lien writings required by Lender to evidence, create and perfect the Liens and security interests of Lender in the Collateral. A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         6.2 SECURITY DOCUMENTS. Borrower has heretofore executed or caused to be executed the Form UCC-1.

         6.3 LENDER'S DUTY REGARDING COLLATERAL. Lender shall have no duty or obligation to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. Borrower hereby releases Lender from, and shall indemnify Lender against, any liability for any act or omission relating to the Collateral, except for any liability directly resulting from Lender's gross negligence or willful misconduct. Upon full satisfaction of the Obligations, Lender shall release the Liens and security interests described in
Section 6.1.

         6.4 BORROWERS' DUTIES REGARDING COLLATERAL. Borrower agrees as follows:

         (a) GENERAL MAINTENANCE OF COLLATERAL. Borrower: (1) shall maintain the Collateral in good condition and repair and shall not permit its value to be impaired;
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
(2) shall keep the Collateral free from all Liens (other than the Liens of ad valorem property taxes which are not delinquent, any statutory landlords' liens which are covered by lien waivers, and any Liens in favor of Lender); (3) shall defend the Collateral against all claims and legal proceedings by persons other than Lender; (4) shall pay and discharge when due all taxes, levies and other charges upon the Collateral; (5) shall not sell, lease or otherwise dispose of the Collateral or permit it to become a fixture or an accession to other goods, except in the ordinary course of business and except as specifically authorized in this Agreement; and (6) shall not permit the Collateral to be used in violation of any Legal Requirement or any policy of insurance. Notwithstanding the foregoing clause; (7) Borrower may, in its sole and absolute discretion, obtain financing for its future acquisitions of vehicles or equipment from third party lenders and grant or convey to such third party lenders such purchase money liens and security interests as may reasonably be required by such third party lenders, provided only, that the vehicles or equipment purchased or financed with all or part of the proceeds of one or more of the Loans made hereunder, shall be and remain free of any liens or security interests in favor of such third party lenders.

         (b) INSURANCE. Borrower shall keep all Collateral and Lender's interest in it insured under policies with such provisions, for such amounts and by such insurers as shall be reasonably satisfactory to Lender from time to time and shall furnish evidence of such insurance satisfactory to Lender. Each policy shall be payable to the Borrower and Lender as their interests appear. Borrower hereby assigns and directs any insurer to pay to Lender the proceeds of all such insurance and any premium refunds, and authorizes Lender to endorse in the name of the Borrower any instrument for such proceeds or refunds and, at the option of Lender, to apply such proceeds or refunds to any unpaid balance of the Obligations, whether or not due, and/or to the restoration of the Collateral, returning any excess to Borrower; provided, however, that if no uncured Event of Default then exists, Lender shall allow Borrower to apply such proceeds to the repair or restoration of the Collateral, subject to such reasonable safeguards and procedures for the disbursement of such proceeds as Lender may establish. Lender is authorized, in the name of Borrower or otherwise, to make, adjust or settle claims under the Collateral.

         (c) PERFECTION AND PRIORITY. Borrower shall pay all expenses and, upon Lender's request, execute all writings and take all other actions reasonably deemed advisable by Lender to preserve the Collateral or to establish, and determine priority of, perfection, continued perfection or enforce Lender's interest in the Collateral.

         (d) RECORDS. Lender may examine and conduct audits of the Collateral and Borrower's records concerning it, wherever located, and make copies of such records, at any time during normal business hours (and upon reasonable notice), and Borrower shall assist Lender in so doing. Borrower shall keep accurate, complete and current records respecting the Collateral owned by Borrower. In addition to the specific requirements of Section (9.2), Borrower shall, within ten (10) Business Days of any request by Lender, furnish to Lender a detailed statement, certified as being substantially accurate by an

Authorized Signator, setting forth the current status, value and location of all or any portion of the Collateral.

         6.5 LIEN WAIVERS. Borrower shall obtain and provide to Lender appropriate Lien waivers from all present and future lessors of real property upon which any of the Collateral consisting of goods or any other Fixed Assets is at any time located.

         6.6 POWER OF ATTORNEY. Borrower hereby makes, constitutes and appoints Lender the true and lawful attorney-in-fact of Borrower, in the name, place and stead of Borrower, or otherwise, upon the occurrence of any Event of Default.

         (a) To take all actions and to execute, acknowledge, obtain and deliver any and all writings necessary or deemed advisable by Lender in order to exercise any rights of Borrower with respect to the Collateral or to receive and enforce any payment or performance due to Borrower with respect to the Collateral;

         (b) To give any notices, instructions or other communications to any person or entity in connection with the Collateral;

         (c) To demand and receive all performances due under or with respect to the Collateral and to take all lawful steps to enforce such performances and to compromise and settle any claim or cause of action of Borrower arising from or related to the Collateral and give acquittances and other discharges relating thereto; and

         (d) To file any claim or proceeding or to take any other action, in the name of Lender, Borrower or otherwise, to enforce performances due under or related to the Collateral or to protect and preserve the right, title and interest of Lender thereunder.

The foregoing power of attorney is a power coupled with an interest and shall be irrevocable and unaffected by the disability of the principal so long as any portion of the Obligations remains contingent, unmatured, unliquidated, unpaid or unperformed. Lender shall have no obligation to exercise any of the foregoing rights and powers in any event.

         6.7 COLLECTIONS. Lender may, at any time while an uncured Event of Default exists, give notice to account debtors of Borrower to make payment directly to Lender, and may enforce collection of, settle, compromise, extend or renew the indebtedness of such account debtors.

         6.8 COLLATERAL INSPECTIONS. Lender shall have the right (but not the obligation) to do a physical on-site examination of the Collateral.

                                    SECTION 7

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:

         7.1 RECITALS. The recitals appearing in Section 1 of this Agreement are true and correct in all material respects.

         7.2 STATUS OF BORROWER. Borrower is, and shall continue to be, a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and qualified to do business in Arizona.

         7.3 OWNERSHIP OF ASSETS AND CONDUCT OF BUSINESS. Borrower has full power and authority to own its property and assets and to carry on its business as now being conducted. Except for vehicles and equipment purchased by loans or other financing from third party vendors as permitted by Section 6.4(a) above, Borrower owns the Collateral free of all security interests or other encumbrances except security interests and encumbrances specifically approved in this Agreement, and no financing statement in favor of a person or entity other than Lender covering the Collateral is filed or recorded in any public office.

         7.4 AUTHORITY TO ENTER TRANSACTION; VALID AND BINDING OBLIGATION. Borrower is fully authorized and permitted to enter into this Agreement and the other Loan Documents and the transactions contemplated herein upon the terms set forth herein, none of which conflict with any Legal Requirement applicable to Borrower or with the Articles or Bylaws of Borrower. This Agreement and each of the other Loan Documents constitute valid and binding legal obligations of Borrower, enforceable in accordance with their respective terms.

         7.5 NO BREACH OR DEFAULT UNDER OTHER INSTRUMENTS OR AGREEMENTS. As of the Effective Date, the execution, delivery and performance by Borrower of this Agreement, the other Loan Documents and all other writings relating to the Obligations will not result, and will not have resulted, in any material breach of the terms or conditions of, or constitute a material default under, any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in material default in the performance or observance of any obligations, covenants or conditions of any such agreement or instrument.

         7.6 NO ACTIONS, SUITS OR PROCEEDINGS. As of the Effective Date no actions, suits or proceedings are pending or, to the best of Borrower's knowledge, threatened against Borrower that might materially and adversely affect the payment or performance of the Obligations, or Borrower's performance under the Loan Documents or Borrower's financial condition, business or operations.

         7.7 FINANCIAL CONDITION. All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Lender by or on behalf of Borrower are and shall be substantially true and correct in all material respects as of the date(s) thereof. No material adverse change has occurred in the business, properties or condition (financial or otherwise) of Borrower since the date of the latest financial statements given to Lender.

         7.8 TAXES. Borrower has filed all federal, state and local tax returns and, to the best of Borrower's knowledge, has paid all of its current obligations before they became delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

         7.9 LICENSES, PERMITS AND APPROVALS. To the best of Borrower's knowledge, Borrower has obtained and has maintained in full force and effect all material licenses, permits, consents, approvals and authorizations necessary or appropriate for the operation of Borrower's Primary Business.

         7.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein shall survive the execution of this Agreement until the Obligations have matured and have been fully paid and performed.

         7.11 PURPOSE OF LOAN.  Borrower represents and warrants to Lender that:
(a) the entire proceeds of all Advances under this Agreement will be used solely and exclusively for business and commercial purposes; (b) no portion of any Advance hereunder will be used for any personal, consumer, family, household or similar purpose; and (c) no portion of any Advance hereunder will be used for the immediate, incidental or ultimate purpose of "purchasing" or "carrying" any "margin stock" as described in Regulation U (12 C.F.R., part 221) of the Board of Governors of the Federal Reserve System, or for the purpose of reducing or retiring any indebtedness which was originally incurred for such purpose.

                                    SECTION 8

                                    COVENANTS

         So long as Lender has any commitment to Borrower hereunder and until all of the Obligations have been finally matured and fully paid and performed:

         8.1 INSURANCE. Borrower agrees to provide or cause to be provided, at Borrower's expense, all insurance required by this Agreement. In addition, Borrower shall obtain and maintain in force such adequate fire, public liability and other hazard and liability insurance as is customarily obtained by companies of similar size and with similar operations and properties naming Lender as loss payee and will, within thirty (30) days of any request of Lender, deliver to Lender copies of the policies concerned or a detailed schedule of insurance in force.

         8.2 INFORMATION. Borrower shall: (a) within five (5) Business Days furnish to Lender, with reasonable promptness, such data and information, financial or otherwise, concerning Borrower as Lender may from time to time reasonably request; (b) promptly notify Lender of any condition or event which constitutes an Event of Default or a material adverse change in the financial condition of Borrower; and (c) within two (2) Business Days permit any authorized representative of Lender to inspect the books of account of Borrower to make extracts or copies therefrom and to discuss with Borrower its affairs, finances and accounts.

         8.3 LITIGATION. Borrower will give Lender prompt notice of any litigation or claims that may or could materially and adversely affect the repayment of any Obligation(s), the performance by Borrower under the Loan Documents or the financial condition or operations of Borrower.

         8.4 INDEMNIFICATION OF LENDER.

         (a) Borrower (the "Indemnitor") shall indemnify, defend and hold Lender and its past and current officers, directors, employees, attorneys and agents, and their respective successors and assigns (collectively, the "Indemnitees"), harmless for, from, and against any and all claims (including without limitation, attorneys' fees) asserted against any Indemnitee by any person, entity or Governmental Authority arising out of or in connection with the ownership or use of any portion of the Collateral (except as to claims which arise solely out of an Indemnitee's gross negligence or willful misconduct). If, in the reasonable judgment of Lender, the Indemnitor is incapable of defending, or unwilling to defend, the relevant Indemnitee(s) against such claims or fail to defend the relevant Indemnitee(s) against such claims in a manner Lender reasonably deems appropriate, Lender shall be entitled to appear in any action or proceeding to defend the relevant Indemnitee(s) against such claims, and the Indemnitor shall reimburse Lender for all costs incurred by Lender in connection therewith, including reasonable attorneys' fees, within ten (10) days after demand therefor. Any failure to so reimburse Lender within the specified time period shall constitute an Event of Default under this Agreement, and the unreimbursed amount shall be added to the outstanding balance of the Obligations and bear interest at the Interest Rate until paid.

         (b) The relevant Indemnitee(s), in its (their) reasonable discretion, shall be entitled to settle or compromise any claim asserted against it, and such settlement shall be binding upon the Indemnitor for purposes of the foregoing indemnification; provided, however, that the Indemnitor may settle or compromise any such claim, or decide not to settle or compromise any such claim, as long as all Indemnitees are fully released from any and all liability thereon. Payment by Lender pursuant to such settlement or compromise, or payment by Lender of any judgment or claim successfully asserted against an Indemnitee or the Collateral, shall be added to the outstanding balance of the Obligations and bear interest at the Interest Rate until paid.

         (c) The agreements contained in this Section (8.4) shall survive repayment of the Obligations and the termination of any other portions of this Agreement.

         8.5 USE OF ADVANCES; PAYMENT OF COSTS AND EXPENSES RELATING TO COLLATERAL. Borrower shall use all Advances from the Loans solely for permitted purposes for the particular Advances described in this Agreement. Borrower shall promptly pay all costs and expenses relating to the Collateral, but may contest in good faith the validity or amount thereof provided that Borrower shall have furnished Lender a cash deposit or other appropriate security in an amount and form satisfactory to Lender to protect Lender against the creation of any lien on, or any sale or forfeiture of, any Collateral. Upon the final determination of Borrower's contest, Borrower shall promptly pay any sums determined to be due, whereupon any deposit or security provided by Borrower shall be returned to Borrower.

         8.6 LICENSES, PERMITS AND BONDS; MANAGEMENT. Borrower shall maintain in full force and effect all rights, licenses and bonding commitments necessary to carry on its Primary Business.

         8.7 FURTHER DOCUMENTS OR ACTS. Borrower, at its expense, shall execute and deliver, or cause to be executed and delivered, to Lender such other writings, including current and updated certified copies of corporate borrowing resolutions, and shall do or cause to be done such other acts as Lender may reasonably require in connection with the Loans. Borrower has represented that Borrower does not possess a registered copyright with the Copyright Office of the Library of Congress. Borrower covenants that in the event Borrower applies for a registered copyright, Borrower will promptly inform Lender of such application and will upon registration of a copyright, execute such security agreement that Lender deems necessary in order to perfect a security interest in such registered copyright.

         8.8 LENDER'S COSTS AND FEES.

         (a) In addition to any requirements under the Loan Documents and the documents relating to this Agreement, Borrower hereby agrees that all reasonable expenses of Lender, including, all legal fees and costs of the law firm of Snell and Wilmer L.L.P. for the services of Lender's in-house staff such as appraisal, incurred in connection with or to be incurred in the future and related to (a) the negotiation, preparation, execution, and delivery of this Agreement, and all related instruments, including, without limitation, all charges for recording, filing, appraisal fees, (b) the protection of the rights of Lender in connection with the transactions and documents described herein; (c) the enforcement of Borrower's obligations to Lender, whether by judicial proceedings or otherwise;
(d) the enforcement of payment of such obligations by any action or participation in, or in connection with, a case or proceeding under any chapter of the federal Bankruptcy Code, or any successor statute thereto, including without limitation defense of any matter brought by a debtor therein, making any attempt to enforce remedies therein, or proposing a plan or participating in the plan process; (e) Lender's review of documentation and other information delivered by Borrower pursuant to the Loan Documents and this Agreement from time to time; (f) all expenses paid by Lender on Borrower's behalf; and (g) all legal fees of Lender's outside counsel (as determined by the court or arbitrator and not by a jury if any action or arbitration is commenced) and disbursements related to any of the above and/or the Obligations (collectively "Lender Expenses"), shall be immediately reimbursed to Lender by Borrower upon Lender's request therefor.

         8.9 CHANGE IN FISCAL YEAR OR ACCOUNTING METHODS. Borrower may change its Fiscal Year or other accounting periods, or change its method of accounting so long as such change(s) are in conformance to GAAP.

         8.10 AMENDMENTS TO ARTICLES. Except for modifications necessary to increase the number of outstanding shares of common stock and/or non-cumulative preferred stock in Borrower, Borrower's Articles or Bylaws shall not be modified or amended in any respect without Lender's prior written consent, which shall not be unreasonably withheld. In the event of any modification or amendment of any such Articles or Bylaws, Lender may impose such documentary, opinion of counsel and/or recording and filing conditions and requirements as Lender may determine on a conservative basis are required or prudent to assure that Lender's rights under the Loan Documents will be maintained in full force and effect and will not be impaired.

         8.11 DEPOSIT ACCOUNTS. Borrower shall maintain substantially all of its
business/depository   accounts  (i.e.,   general   account,   payroll   account,
disbursement account, etc.) with Lender.

                                    SECTION 9

                       FINANCIAL AND RELATED REQUIREMENTS

         9.1 BOOKS AND RECORDS. Borrower shall maintain a standard and modern system of accounting in accordance with GAAP, consistently applied. Borrower shall promptly notify Lender of any change in its Fiscal Year or method of accounting.

         9.2 MISCELLANEOUS FINANCIAL COVENANTS AND REQUIREMENTS. Borrower shall not make, or agree or commit to make, loans of any nature to, or become, or agree or commit to become, primarily, secondarily or jointly liable for (or to issue "comfort letters" or "put options" with respect to) any obligations (other than obligations to Lender) of any person or entity including, without limitation, any other Related Person, without the prior written consent of Lender. Notwithstanding the foregoing, Borrower may, in it sole and absolute discretion, enter into one or more loans, leases or other financing arrangements for the acquisition of vehicles and equipment to be used in the Primary Business of Borrower without the prior written consent of Lender and give, grant or convey liens or security interests in the vehicles or equipment financed to such third party lender or lessor as security for such loans, leases or financing.

         9.3 TAXES AND OTHER LIABILITIES. Borrower shall pay and discharge, before the same become delinquent and before penalties or interest accrue thereon, all taxes, assessments, and governmental charges of, upon, or against Borrower or any of its property, and all other debts, obligations and liabilities existing at any time, including, without limitation, all withholdings, premiums, deposits, remittances and payments due under any applicable federal or state law related to employment, payroll, workers' compensation and unemployment compensation, except to the extent and so long as:
(a) the same are being contested in good faith and by appropriate proceedings in a manner that will not have any material adverse effect upon the financial condition of Borrower or the loss of any right of redemption from any sale thereunder; and (b) such Borrower shall have set aside on its books reserves (segregated to the extent required by regulation or sound accounting practice) deemed by Borrower and its certified public accountants to be adequate with respect thereto. Borrower warrants to the best of its knowledge that on the date hereof there are no such taxes, assessments and governmental charges that are due and unpaid with respect to Borrower, its property, or any of its existing debts, obligations or liabilities.

                                   SECTION 10

                         EVENTS OF DEFAULT AND REMEDIES

         10.1 EVENTS OF DEFAULT. Occurrence of one or more of the following shall constitute an Event of Default after any cure period under this Agreement:

         (a) any failure of Borrower to pay Lender any principal or interest or any other monies due under any Loan Document within five (5) days of the date that the same becomes due and payable; or

         (b) any material failure or neglect of the Borrower to perform or observe any of the terms, provisions, conditions or covenants of any Loan Document or any other writing executed or delivered in accordance with the provisions of any Loan Document, except for the payment of monies to Lender; or

         (c) if any warranty, representation or financial or other statement or certificate contained in any Loan Document, or made or furnished to Lender by or on behalf of Borrower, shall be false, inaccurate or misleading in any material respect as of the relevant date(s) reflected thereby; or

         (d) if Borrower is dissolved, liquidated or terminated, or otherwise ceases to exist; or

         (e) if Borrower shall become insolvent; shall make an assignment for the benefit of creditors; shall fail generally to pay its debts as they become due; shall have a receiver, trustee, custodian or conservator appointed with respect to all or part of its assets; or if a petition for relief under any chapter of the federal Bankruptcy Code (or any similar debtor relief laws to which the parties may be subject) is filed by or against Borrower and, if an involuntary petition, such petition is not dismissed within one hundred twenty (120) days of filing; or

         (f) if any mechanics' or materialmen's lien, tax lien or levy, attachment, garnishment, replevin, execution, or other statutory or judicial lien is filed, levied or claimed against all or any portion of or any interest in the Collateral or any undisbursed deposits or committed Loan Proceeds under this Agreement, in an amount exceeding $10,000 in the aggregate, and such claim or lien is not discharged, satisfied, stayed or bonded over to Lender's satisfaction before the earlier of: (1) ninety (90) Business Days thereafter; and (2) not less than five (5) Business Days prior to any sale of any portion of or interest in the Collateral pursuant thereto; or

         (g) the occurrence of any other default under the Note, this Agreement, or any event which any Loan Document states shall constitute an Event of Default.

         10.2 REMEDIES BY LENDER. If any Event of Default occurs (and, if and to the extent any relevant cure period is provided by Section (10.3) hereof, is not cured within such relevant cure period), or if any Obligation matures by its terms and is not then fully paid, Lender may, without any further notice (except as may be required by specific applicable laws such as those requiring notices of intended dispositions of certain Collateral) do one or more of the following in such order and manner as Lender in its sole discretion may elect:

         (a) Cause the entire then unpaid amount of the Obligations or any portion(s) thereof to be and become immediately due and payable.

         (b) Proceed to protect and enforce its rights and remedies under any one or more of the Loan Documents and all other writings described in or provided pursuant to the provisions of any Loan Documents. To the extent that the Collateral consists of personal property rights and interests, Lender may exercise any or all of the remedies of a secured party under the Arizona (and/or any other relevant state(s)') Uniform Commercial Code (the "UCC") with respect to such personal property. If Lender should proceed to dispose of or otherwise realize upon any such personal property in accordance with the provisions of the UCC, unless the Collateral is perishable or threatens to decline speedily in value, five (5) days notice by Lender to Borrower or any other "debtor" described in the UCC shall be deemed to be commercially reasonable notice under any provision of the UCC requiring notice.

         (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

Lender shall have the right, but not the obligation, to proceed against any or all of the Collateral or the Borrower.

         10.3 CURE PERIOD. Upon the occurrence of an Event of Default under Sections (10.1(b), (c), or (f)), Lender shall not be entitled to declare the Obligations immediately due and payable prior to the final maturity date of any relevant Obligation(s) unless Borrower fails to cure the relevant Event(s) of Default within thirty (30) days after Lender gives written notice to Borrower as provided by Section (12.1) hereof, reasonably specifying the nature of the Event(s) of Default. Notwithstanding any conflicting provision of this Section 10, no notice shall be required or cure period provided with respect to any other Event(s) of Default.

                                   SECTION 11

                                  MISCELLANEOUS

         11.1 TERM OF AGREEMENT. The term of this Agreement shall commence immediately upon its execution and delivery and the covenants, agreements, representations and warranties contained in this Agreement shall survive the making of the Loans and shall continue so long as any part of the Obligations, or any extension, modification or renewal thereof, remains unmatured, unpaid or unperformed.

         11.2 PARTICIPATION. Lender shall have the right, without the consent of or notice to Borrower, to grant participating interests in any one or more of the Obligations. Notwithstanding any other provision hereof, Lender is authorized to furnish to any participant or prospective participant any information that Lender may have or obtain regarding any Obligations or Borrower, subject to obtaining a confidentiality agreement (in a form acceptable to Lender) from the prospective participant(s).

         11.3 RATIFICATION OF LOAN DOCUMENTS; INTEGRATION; AMENDMENTS. Borrower and Lender hereby ratify all Loan Documents and the terms, conditions and provisions thereof except as specifically amended hereby. This Agreement and the Loan Documents constitute a complete integration of the agreement of Lender and Borrower respecting the Loans, and may be amended or modified in the future only by written amendment signed by Lender and (subject to the provisions of the following sentence) Borrower. Any and all prior oral and/or written commitments from Lender to Borrower, any Related Person or any predecessor in interest of Borrower, any Related Person or any principals or agents thereof with respect to all or any portion of the financing described in this Agreement have been merged in the Loan Documents and shall, except as expressly provided in the Loan Documents, be of no further force or effect. No representations, promises, warranties, understandings or agreements, express or implied, verbal or written, exist with respect to the Loans except those expressly set forth in the Loan Documents. Borrower acknowledges that its execution and delivery of this Agreement and its ratification of the Loan Documents is its free and voluntary act and deed, and that its execution and delivery and such ratification have not been induced by, or done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender or its agents, officers, employees or representatives that are not set forth in the Loan Documents.

         11.4 CUMULATIVE RIGHTS. The rights and remedies provided to Lender by the Loan Documents and all other writings executed and delivered in connection with any one or more of the Obligations are for Lender's sole and exclusive benefit, shall be cumulative and shall not preclude the exercise of rights and remedies that may otherwise be available. Lender may exercise any such right, power or remedy, at its option and in its sole and absolute discretion, without any obligation to do so. If Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. No single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof or of any other right, power or remedy.

         11.5 GOVERNING LAW AND VENUE. All Loan Documents will be executed and delivered in and shall be governed by and construed in accordance with the substantive laws and judicial decisions of the State of California, regardless of Arizona or California conflict of laws principles or the residence, location, domicile or place of business of Borrower, or their constituent principals. Borrower expressly agrees that any judicial action to enforce any right of Lender under this Agreement or any of the other Loan Documents may be brought and maintained against Borrower, at the option of Lender, in any state or federal district court in California, in any federal bankruptcy court having jurisdiction over any of the Collateral, or in any other court having personal jurisdiction over Borrower.

         11.6 WAIVERS BY BORROWERS. Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly required by any Loan Document(s) and any applicable law(s) which may not be legally waived. Borrower further consents to, and waives notice of: (a) the granting of indulgences or extensions of time of payment; (b) the taking or releasing of security; and (c) the addition or release of persons who may be or become primarily or secondarily liable for the Obligations or any part thereof, all in such a manner and at such time as Lender may elect in its sole discretion.

         11.7 WAIVERS BY LENDER. No delay or omission by Lender in exercising any right, power or remedy under any Loan Document, and no indulgence given to any Borrower with respect to any condition set forth in any Loan Document, shall impair any right, power or remedy of Lender under any Loan Document, or be construed as Lender's waiver of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of any Loan Document. Any waiver by Lender of any Event of Default shall not constitute a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to the any Borrower demanding strict performance. Lender shall not be estopped from taking any action with respect to any Event of Default because of any delay by Lender in giving notice of such Event of Default or exercising any remedy based thereon. No waiver of any Event of Default shall be effective unless it is written and signed by an authorized officer of Lender.

         11.8 TIME OF THE ESSENCE. Time is of the essence of this Agreement and all Loan Documents and of each term, provision and condition thereof.

         11.9 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; however, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto and (subject to the provisions of Section 11.15) their respective successors and assigns.

         11.10 CONSTRUCTION OF AGREEMENT. This Agreement shall apply to the parties hereto according to the context hereof, without regard to the number or gender of words or expressions used herein. The headings or captions of parts and Sections in this Agreement are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Agreement or the provisions of such Parts or Sections. This Agreement shall be construed as a whole, in accordance with the fair meaning of its language, and, as each party has been represented by legal counsel of its choice in the negotiation of this Agreement, neither this Agreement nor any provision thereof shall be construed for or against either party by reason of the identity of the party drafting this Agreement. As used in this Agreement, the term(s): (a) "including" shall mean without limitation by reason of enumeration; (b) "herein," "hereunder," "hereof," "hereinafter" or similar terms refer to this Agreement as a whole rather than to any particular Section or Sections; (c) "person" includes a corporation, trust, partnership, association, Governmental Authority or other entity, as well as a natural person; and (d) "month" means a calendar month unless otherwise provided. Unless otherwise expressly provided in this Agreement or another Loan Document, the provisions of this Agreement shall prevail in the event that an irreconcilable conflict or discrepancy exists between the provisions of this Agreement and the provisions of any other Loan Document, and specific provisions of the Loan Documents that irreconcilably conflict with general provisions of the same or another Loan Document that is not otherwise entitled to priority in construction shall prevail over the general provisions. Technical words and phrases and those that have acquired particular meanings in the banking, real estate and construction industries shall be construed according to those particular meanings when the context in which they are used in this Agreement reasonably indicates that the technical meaning is intended.

         11.11 SEVERABILITY; PARTIAL INVALIDITY. Each covenant, provision and condition of each Loan Document shall be interpreted in such a manner as to be valid and effective under applicable law. If any such covenant, provision or condition shall be held to be void or invalid, the same shall not affect the remainder hereof, which shall be valid and effective as though the void or invalid covenant, provision or condition had not been contained herein.

         11.12 TIME PERIODS. Time periods referred to herein shall be determined by excluding the day of the event when the period commences or from which it runs and shall expire at 5:00 P.M. (Los Angeles time) on the last day included in such period unless it is not a Business Day, in which case it shall expire at 5:00 P.M. (Los Angeles time) on the next Business Day.

         11.13 INCORPORATION OF RECITALS AND EXHIBITS. The recitals hereto together with all exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, and references in this Agreement to such recitals and exhibits shall be deemed to include this reference and incorporation.

         11.14 RELATIONSHIP AMONG PARTIES. The sole and only relationship created by this Agreement is that of borrowers and lender, letter of credit issuer and account party, and Borrower is not nor shall it be, the agent of Lender for any purpose whatsoever.

         11.15 ASSIGNMENT OF BORROWER'S RIGHTS. Borrower may not assign, sell or otherwise transfer any of its rights under this Agreement, and any such purported assignment, sale or transfer shall be void and constitute an Event of Default which is incapable of cure.

         11.16 FURTHER DOCUMENTS AND ACTS. Borrower, upon the request of Lender, shall execute and deliver such further writings, and take such further actions as may be reasonably necessary to carry out the intent of this Agreement and to perfect and preserve the rights, interests and priority of Lender hereunder.

         11.17 INTEREST LIMIT. All Loan Documents and all other agreements between among Borrower and Lender are hereby expressly limited so that, in no event whatsoever, whether by reason of deferment in accordance with any Loan Document(s) or any other present or future agreement, or advancement of the proceeds of any Loan acceleration or maturity of any Obligation, or otherwise, shall the total amount paid or agreed to be paid to Lender for the loan, use, forbearance, detention, funding or issuance of any financial accommodations described herein, including, without limitation, all interest, any commitment, loan, consent or extension fees, all late charges, all values of deposit accounts, and all reimbursable charges, expenses and costs which may be treated as interest, exceed the total maximum permissible amount(s), if any, under applicable law. If, from any circumstance whatsoever, fulfillment of any provision of any Loan Document or any such other agreement would require Borrower to pay amounts in excess of the maximum amounts, if any, lawfully collectible under applicable law, then, IPSO FACTO, the obligation of Borrower to be fulfilled shall be reduced to the require the payment of only the maximum amounts lawfully collectible. To the extent that Borrower has the power to do so, Borrower agrees that the only laws relevant to maximum permissible interest shall be the substantive laws of the State of California in effect on the date of this Agreement. All interest and other charges, fees, things of value and reimbursable costs and expenses which Borrower is or may become obligated to pay or reimburse in connection with the financial accommodations described herein and which constitute "interest" within the meaning of California law shall constitute items of interest in addition to the rate(s) of interest specified in the Loan Documents, which Borrower hereby contracts in writing to pay, and shall constitute additional "rates of interest" for purposes of determining compliance with such statutes. The provisions of this Section shall never be superseded or waived and shall control every other provision of all Loan Documents and all other agreements between Lender and Borrower.

         11.18 MORTGAGE BROKERS. Borrower and Lender warrant and represent to the other that they have dealt with no mortgage broker or finder with respect to the Loans. Each party indemnities and holds the other harmless from any and all claims for broker's or finder's fees relating to the Loans alleged to be due as a result of the acts of the indemnifying party.

                                   SECTION 12

                                    NOTICES

         12.1 NOTICES. Any notice given under the terms of this Agreement or the Loan Documents, as modified hereby, shall be in writing and shall be sufficiently given if: (a) delivered in person or by overnight delivery service, or (b) sent by certified or registered mail, postage prepaid, addressed to each party at the address set forth below or at such other address that has been furnished in writing by a party to the other in the manner provided herein:

       If to LENDER:     IMPERIAL BANK
                         9920 South La Cienega Boulevard
                         Inglewood, California 90301
                         Attn: Lending Services, No. 2560

       With copies to:   Imperial Bank Arizona
                         One Arizona Center, Suite 900
                         Phoenix, AZ 85004
                         Attn: Stephen W. Wallis,
                         Senior Vice President

                         SNELL & WILMER L.L.P.
                         One Arizona Center
                         Phoenix, AZ 85004-0001
                         Attn: Nicholas J. Wood, Esq.

       If to BORROWER:   ARIZONA INSTRUMENT CORPORATION
                         4114 East Wood St.
                         Phoenix, Arizona 85040-1941

Notice shall be effective upon delivery in person, or two (2) Business Days after mailing. Lender's giving of notice to Borrower under the Loan Documents shall not be required in any instance in which the giving of such notice is prohibited by the provisions of 11 U.S.C. ss. 362. Unless and until Borrower which is a Subsidiary gives Lender notice of a change of address so that its address is not the same as that of Borrower, any notice to Borrower may be included in a single notice to Borrower.

         12.2 CONFIDENTIALITY. Prior to the Effective Date, neither Lender nor Borrower shall disclose or in any way publish any information or make publicity releases regarding the proposed transaction except to their respective counsel, accountants and such other parties as would need to know for them to proceed with appropriate due diligence, and as required by law. Upon the execution and delivery of this Agreement, either of the parties may disclose and make public the fact of this financing provided that such disclosure shall not include disclosure of rates, particular terms or covenants without the prior written consent of Lender, which consent Lender may withhold in its sole and absolute discretion.

         12.3 REFERENCE PROVISION. Other than nonjudicial foreclosure of security interests, each controversy, dispute or claim ("Claim") between the parties arising out of or relating to this Agreement, which is not settled in writing within ten days after the "Claim Date" (defined as the date on which a party gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in San Francisco, California in accordance with the provisions of Section 638 ET SEQ. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any Claim, including whether such Claim is subject to the reference proceeding and the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the superior Court of San Francisco (the "Court"). The referee shall be a retired Judge selected by mutual agreement of the parties, and if they cannot so agree within ten days after the Claim Date, the referee shall be selected by the Presiding Judge of the Court. The referee shall be appointed to sit as a temporary judge, as authorized by law. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP 644 in the Court. All discovery permitted by this Agreement shall be completed no later than fifteen
(15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties.

         The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision. The reference process is not subject to a trial by jury.

DATED as of the day first above written.


IMPERIAL BANK                                ARIZONA INSTRUMENT
                                             CORPORATION, a Delaware
                                             corporation

By  /s/ Stephen Wallis                       By /s/ George G. Hays
   --------------------------------             --------------------------------
Its Senior Vice President                    Its President & CEO
   --------------------------------             --------------------------------
              LENDER                                       BORROWER

                                    EXHIBIT B

                            DESCRIPTION OF COLLATERAL

All of the property described below in, to, or under which Debtor now has or hereafter acquire any right, title or interest, whether present, future, or contingent: all equipment, inventory, accounts, general intangibles, instruments, documents, and chattel paper, as those terms are defined in the Uniform Commercial Code, and all other personal property of any kind (including without limitation money and rights to the payment of money), whether now existing or hereafter created:

        (a)  Goods,  materials,   supplies,  fixtures,   equipment,   machinery,
furniture and furnishings, including without limitation transmission, storage, processing or retrieval information;

        (b) Income, receipts, revenues, rents, issues and profits, including without limitation, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, and claims for damages arising from the breach of any leases;

        (c) Claims and causes of action, legal and equitable, in any form whether arising in contract or in tort, and awards, payments and proceeds due or to become due, including without limitation those arising on account of any loss of, damage to, taking of, or diminution in value of any personal property described herein;

         (d) Sales agreements, escrow agreements, deposit receipts, and other documents and agreements for the sale or other disposition of all or any of the personal property described herein, and deposits, proceeds and benefits arising from the sale or other disposition of all or any of the personal property described herein;

        (e) Policies or certificates of insurance, contracts, agreements or rights of indemnification, guaranty or surety, and awards, loss payments, proceeds, and premium refunds that may be payable with respect to such policies, certificates, contracts, agreements or rights;

        (f) Contracts, agreements, permits, licenses, authorizations and certificates, including without limitation all management contracts, service contracts, maintenance contracts, franchise agreements, license agreements and operating licenses;

        (g)  Trade  names,   trademarks,   service  marks  and  copyrights  (and
uncopyrighted software) (subject to any franchise or license agreements relating thereto);

         (h) Refunds and deposits due or to become due from any utility companies or governmental agencies;

        (i)  Replacements  and   substitutions   for,   modifications   of,  and
supplements, accessions, addenda and additions to, all of the personal property described herein;

        (j) Books, records, correspondence, files and electronic media, and all information stored therein;

together with all proceeds arising from the above-listed agreements, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition thereof, whether such proceeds are cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money.